       1   EX-10.4

                                                               EXHIBIT 10.4
                       Registration Rights Agreement


          This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of November 8, 1996, by and between Riddell Sports Inc., a Delaware corporation (the "Company"), and Silver Oak Capital, L.L.C., a Delaware limited liability corporation (the "Purchaser").

          WHEREAS, pursuant to a Note Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), by and among the Company and the Purchaser, the Company is issuing to the Purchaser its 4.10% Convertible Subordinated Note due November 1, 2004 in the principal amount of $7,500,000;

          WHEREAS, the Note is convertible at any time in whole or in part into shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock");

          WHEREAS, in order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

          NOW, THEREFORE, the parties to this Agreement hereby agree as follows:


          1.   Certain Definitions.

          (a) Capitalized terms used but not defined herein shall have the meanings given such terms in the Purchase Agreement.

          (b) The term "Shares" shall refer to the shares of Common Stock of the Company issued or issuable on conversion of the Note.

          (c) The term "Holder" or "Holders" shall refer to each of (i) the Purchaser, (ii) each successor or assignee of Purchaser's rights hereunder who has received such rights in accordance with the Purchase Agreement and (iii) each transferee or assignee of all or a portion of the Note or the Shares who has received such interest in accordance with the Purchase Agreement to the extent the Purchaser shall specify such person pursuant to this clause (iii) as a Holder.

          (d) The term "Majority Holders" shall mean, as of any date of determination, Holders of not less than a majority of the Restricted Shares at such date.

          (e) The term "Restricted Share" shall refer to each Share until the date on which such Share (i) has been registered under the Securities Act of 1933, as amended (the "Act") and disposed of pursuant to a registration statement, (ii) is distributed to the public
       2   EX-10.4

pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act or (iii) is transferred otherwise in accordance with the Act such that the holder thereof has shares of Common Stock that may be freely and publicly resold without registration or limitation.

          2.   Demand Registrations.

          (a) The Holders may at any time after the date hereof request (a "Demand") registration under the Securities Act (a "Demand Registration") of the offer and sale of the Restricted Shares, which Demand shall specify the number of Restricted Shares requested to be registered and the intended method of distribution; and the Company shall, as promptly as practicable following such Demand file with the Securities and Exchange Commission (the "Commission") and thereafter shall use its best efforts to cause to be declared effective a registration statement (a "Registration Statement") on an appropriate form under the Act, relating to the offer and sale of the Restricted Shares by the Holders in accordance with the method of distribution so specified; provided, that:

          (i) Any Demand must be made by a Holder in writing on behalf of the Majority Holders;

          (ii) The Company will not be obligated to effect more than three
     (3) Demand Registrations. A registration will not count as one of such three Demand Registrations until it has become effective and been maintained effective for the offer and sale of the Restricted Shares as hereinafter provided for a period of 270 days (or such shorter period as shall terminate at such time as all Shares included therein have been sold thereunder or such Shares cease to Restricted Shares); and

          (iii) If the intended method of distribution is an underwritten offering, (A) the Company will not be obligated to conduct or pay the expenses of more than two (2) roadshows relating to the offer of the Restricted Shares; (B) the Company will not be obligated to conduct or pay the expenses of any such roadshow unless there is included in such Registration Statement on behalf of the Holders and any other holders participating in such registration in accordance with Section 2(b), at least 500,000 shares of Common Stock (as adjusted to reflect any stock splits, combinations, recapitalizations, reclassifications or reorganizations affecting the Shares after the date hereof); and (C) the Company will have no obligation to conduct or pay expenses in connection with a roadshow relating to a Demand Registration for the offer of the Restricted Shares that occurs within 12 months after an earlier roadshow that the Company has conducted and for which the Company has paid expenses and that relates to a Demand Registration for the offer of the Restricted Shares.

          (b) The Company will give prompt notice to each Holder of Restricted Shares of a Demand under Section 2(a) and will include in such Demand Registration on a pro rata basis all Restricted Shares requested to be included on the part of the Holders. The Company will not include in any Demand Registration any securities which are not Restricted Shares

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 3   EX-10.4

without the prior written consent of the Holders of a majority of the Restricted Shares requested to be included in such registration (such consent not to be unreasonably withheld) unless the Demand Registration takes the form of a firm commitment underwritten offering. If the Demand Registration takes the form of a firm commitment underwritten offering and the lead underwriter of the offering advises the Company that the total number of securities requested to be included in such offering exceeds the total number of securities which can be sold, there shall be included in such offering the amount of securities which in the opinion of the lead underwriter can be sold, and such securities shall be allocated (x) first to the holders of Restricted Shares and (y) next among the Company and such other holders of securities that have requested inclusion in such registration pro rata based upon the number of securities sought to be registered, or on such other basis as may be agreed upon among the Company, such lead underwriter and such other securityholders.

          (c) The Company will give prompt notice to each Holder of Restricted Shares of any proposed registration (other than in connection with a registration on Form S-8 or S-4 or any successor or similar form) by the Company of its securities for its own account, and permit the Holders to request that such registration include the Restricted Shares of the Holders, except that, if the Registration takes the form of a firm commitment underwritten offering and the lead underwriter of the offering advises the Company that the total number of securities requested to be included in such offering exceeds the total number of securities which can be sold, there shall be included in such offering the amount of securities which in the opinion of the lead underwriter can be sold, and such securities shall be allocated (x) first to the Company and (y) next among the holders of Restricted Shares that have requested inclusion in such registration and such other securityholders who have exercised piggyback registration rights pro rata based upon the number of securities sought to be registered, or on such other basis as may be agreed upon among the Company, such underwriter, the Holders of Restricted Shares and such other securityholders.

          (d) The Company will give prompt notice to each Holder of Restricted Shares of any proposed registration (other than in connection with a registration on Form S-8 or S-4 or any successor or similar form) by the Company of securities for the account of other securityholders exercising demand registration rights, and permit the Holders to request that such registration include the Restricted Shares of the Holders, except that, if the Registration takes the form of a firm commitment underwritten offering and the lead underwriter of the offering advises the Company that the total number of securities requested to be included in such offering exceeds the total number of securities which can be sold, there shall be included in such offering the amount of securities which in the opinion of the lead underwriter can be sold, and such securities shall be allocated
(x) first to such other securityholders who have exercised demand registration rights and (y) next among the Company and the holders of Restricted Shares that have requested inclusion in such registration pro rata based upon the number of securities sought to be registered, or on such other basis as may be agreed upon among the Company, such lead underwriter and the Holders of Restricted Shares.

       4   EX-10.4

            (e)  It is understood that, except to the extent provided in
Section 2(i) or Section 7, nothing in this Agreement shall preclude the Company from filing any registration statement for the sale of shares for its own account or for the account of any other securityholders, but that the filing of such registration statement shall not affect the obligations of the Company to effect a Demand Registration pursuant to a Demand under
Section 2(a) and to otherwise comply with its obligations hereunder in respect of such Demand by the Holders.

          (f) The Company will ensure that (i) the Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the prospectus forming part of the Registration Statement, and any supplement to such prospectus, does not, at any time the same is used in connection therewith, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company shall have no responsibilities with respect to the adequacy of the information required to be provided to it pursuant to Section 3(l).

          (g) If (i) the Registration Statement is not filed with the Commission on or prior to 30 days after a Demand made in accordance with
Section 2(a), (ii) the Company has not responded to all of the questions ("Questions") posed by the Commission regarding the Registration Statement within 10 days of receipt of the Questions from the Commission, (iii) the Registration Statement is not declared effective within 120 days of the Demand, or (iv) after a Registration Statement is declared effective, such Registration Statement thereafter ceases to be effective or such Registration Statement or the related prospectus ceases to be usable (during a Blackout Period (as hereinafter defined in Section 3(i)) or otherwise) for its intended purpose for a period of more than 45 consecutive days (each such event referred to in clauses (i) through (iv), a "Registration Default"), then commencing on the day following the date on which such Registration Default occurs, the Company agrees to pay to each Holder of Restricted Shares, during the first 90-day period immediately following the occurrence of such Registration Default, liquidated damages by way of additional interest on the Note (the "Special Interest") in an amount equal to 0.50% per annum of the principal amount of the Note. The amount of Special Interest payable to each Holder shall increase by an additional 0.25% per annum during each 90-day period thereafter during which such Registration Default or any other Registration Default shall continue, but shall in no event exceed 1.00% per annum. A Registration Default shall cease, and Special Interest shall cease to be payable with respect to such Registration Default (1) upon the filing of the Registration Statement, in the case of clause (i) above, (2) upon receipt by the Commission of the responses to the Questions, in the case of clause
(ii) above, (3) when the Registration Statement becomes effective or usable in the case of clauses (iii) and (iv) above. Notwithstanding the foregoing to the contrary, (I) the amount of Special Interest payable shall not increase because more than one Registration Default have occurred and are pending and (II) a Holder of Restricted Shares who is not entitled to the benefits of a

       5   EX-10.4

Demand Registration (e.g. such Holder has not elected to include Restricted Shares in such Registration Statement) shall not be entitled to Special Interest with respect to a Registration Default that pertains to a Registration Statement. All Special Interest shall be paid to Holders in the same manner and at the same time as payments of interest made pursuant to the Note.

          (h) The Company shall not be required to include in the Registration Statement Restricted Shares of a Holder if such Holder fails to provide the information required to be provided by it, if any, pursuant to Section 3(l).

          (i) The Company will not grant to any person the right to cause the Company to register any equity securities of the Company held by such person or enter into any other agreement, in either case if compliance by the Company on a timely basis with its obligations under this Agreement would constitute a breach of or default under any such other agreement.

          3. Registration Procedures. In connection with any Demand Registration, the Company will comply with the following provisions:

          (a) The Company shall use its best efforts to keep the Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by the Holders for a period of nine (9) months from the date such Registration Statement becomes effective or such shorter period that will terminate when all of the Shares covered by the Registration Statement have been sold pursuant to the Registration Statement or all Shares cease to be Restricted Shares; provided, that if the Company shall give any Suspension Notice (as such is defined herein in Section 3(c)) under Section 3(c)(ii) - (v), such nine month period shall be extended by the number of days during such period from and including the date of the giving of such Suspension Notice to and including the date when each seller of Common Stock covered by the applicable Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 3(i) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          For purposes of this Section 3(a), the Company shall be deemed not to have used its best efforts to keep the Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Shares covered thereby not being able to offer and sell such Shares pursuant to the Registration Statement during that period, unless such action is an event described in Section 3(c)(v) or
Section 3(d) below or such action is required by applicable law or, to the extent required by applicable law, if it shall fail promptly to take such action as is reasonably necessary to permit such prospectus to once again be so usable.

          (b) The Company shall furnish to each Holder included in the registration, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such Holders reasonably may propose.

       6   EX-10.4

            (c) The Company shall advise each Holder included in the registration and, if requested by a Holder, confirm such advice in writing (which advice pursuant to clauses (ii) - (v) hereof shall be accompanied by an instruction (a "Suspension Notice") to suspend the use of any prospectus until the requisite changes have been made):

          (i) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the shares of Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that represents a fundamental change in the information set forth or incorporated by reference in the Registration Statement or that otherwise requires the making of any changes in the Registration Statement or the prospectus or the filing of any reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act") so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          Each Holder agrees that, upon receipt of any Suspension Notice of the Company pursuant to paragraphs (ii) through (v) of Section 3(c) hereof, such Holder will discontinue disposition of such shares pursuant to the Registration Statement until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 3(i) hereof, or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed.

          (d) The Company will use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

          (e) The Company will furnish to each Holder of Shares included within the coverage of the Registration Statement, without charge, copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if a Holder so requests in writing, all exhibits (including those incorporated by reference) in such number as such Holder may reasonably request from time to time.

       7   EX-10.4

            (f) The Company will deliver to each Holder of Shares included within the coverage of the Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Common Stock in connection with the offering and sale of the Common Stock covered by the prospectus or any amendment or supplement thereto.

          (g) Prior to any public offering of Common Stock pursuant to the Registration Statement, the Company will use its best efforts to register or qualify or cooperate with the Holders and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as such counsel reasonably requests in writing on behalf of such Holders and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the shares of Common Stock covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (h) The Company will cooperate with each Holder to facilitate the timely preparation and delivery of certificates representing shares of Common Stock to be sold pursuant to the Registration Statement free of any restrictive legends and registered in such names as the Holder may request in writing prior to sales of Common Stock pursuant to the Registration Statement.

          (i)  Upon the occurrence of any event contemplated by paragraphs
(ii) through (v) of Section 3(c) hereof during the period for which the Company is required to maintain an effective Registration Statement, the Company will prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document as soon as practicable so that, as thereafter delivered to purchasers of the Common Stock, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will comply with the Act and the rules promulgated thereunder; provided however that, if the Company determines in its reasonable good faith judgment that the filing of any such post-effective amendment or supplement or other document would interfere with any announced or imminent material financing, acquisition, disposition, corporate reorganization or other material transaction of a similar type involving the Company or would require the disclosure of information that is not then in the best interests of the Company to disclose, then the Company may, subject to the provisions of Section 2(g), delay such filing for such period as would terminate at the earliest time at which the Company determines that such disclosure could be made without unduly interfering with the interests of the Company. The period of any such delay is referred to herein as a "Blackout Period". In no event may any Blackout Period exceed 90 days from the date of the Suspension Notice, and the Company shall not be permitted to impose more than one Blackout Period in any calendar

       8   EX-10.4

year. The Company shall give prompt notice to the Holder of the termination of any Suspension Notice or Blackout Period.

          (j) The Company will prepare and deliver in a timely manner, but in no event later than two business days prior to the consummation of a sale of shares of Common Stock, certificates representing Restricted Shares to be sold and not bearing any restrictive legends.

          (k) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable but in any event not later than eighteen (18) months after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of
Section 11(a) of the Act or Rule 158 promulgated thereunder.

          (l) The Company may require each Holder of Shares to be sold pursuant to the Registration Statement to furnish to the Company such information regarding such Holder, the shares of Common Stock beneficially owned by the Holder and the intended method of distribution of Shares as the Company may from time to time reasonably require for inclusion in the Registration Statement, and the Company may exclude from such registration the shares of Common Stock of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (m) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority of the Shares being sold or the managing underwriters (if any) shall reasonably request in order to facilitate the disposition of the Shares pursuant to the Registration Statement; provided, however, that the Company shall have no obligation to pay any discounts or underwriting commission attributable to Restricted Shares sold for the account of Holders, or any expenses of the underwriters other than those customarily reimbursed by sellers of securities, including (A) fees and expenses of filings and counsel in connection with the qualification of the Shares for offering and sale under state securities laws, (B) fees and expenses of filings and counsel incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the underwriting and (C) other expenses in the event that the underwriting agreement is terminated after its execution but prior to closing of the sale thereunder. The Company agrees that, in connection with an underwritten registration, it will enter into an underwriting agreement in customary form that will contain applicable indemnification provisions similar to those contained in Section 5 hereof, providing for general indemnification by the Company of the underwriters and for indemnification by the Holders of the underwriters that is limited to losses derived from misstatements or omissions made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein.

          (n) The Company, if requested by Holders of a majority of the Shares being sold, or the managing underwriters (if any) in connection with the Registration Statement, shall use its best efforts to cause (i) its counsel to deliver an opinion relating to the Registration

       9   EX-10.4

Statement and the Common Stock, in customary form addressed to such Holders and the managing underwriters (if any), thereof as of the effective date of such Registration Statement and the closing of any underwriting; (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority of the Shares being sold or the managing underwriters (if any), including an underwriting agreement containing customary representations, agreements and indemnification on the part of the Company; and (iii) its independent public accountants to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          (o) The Company will use its best efforts to cause the shares of Common Stock covered by the Registration Statement to be listed on each securities exchange, if any, or NASDAQ on which similar securities issued by the Company are then listed, if so requested by Holders of a majority of shares of Common Stock covered by the Registration Statement, or by the managing underwriters (if any).

          4. Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under this Agreement, including without limitation filing fees, printing costs, and (subject to the provisions of Section 2(a)(iii)) the costs and expenses of a roadshow or other management presentations to investors relating to the Company, but not the underwriting commissions or discounts associated with the sale of Restricted Shares, and the Company will reimburse the Holders for the reasonable fees (not exceeding $10,000), disbursements and expenses of counsel (and any local counsel as reasonably required) chosen by the Holders of a majority of the shares of Common Stock to be sold pursuant to a Registration Statement acting for the Holders in connection therewith.

          5.   Indemnification.

          (a) The Company shall indemnify and hold harmless each of the Holders of Common Stock to be included in such registration against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such shares of Common Stock were registered under the Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse such Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or

       10   EX-10.4

preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, such person expressly for use in connection therewith.

          (b) Each Holder agrees, as a condition to including any shares of Common Stock in the Registration Statement filed pursuant to Section 2 hereof and to entering into any underwriting agreement with respect thereto, severally and not jointly, to (i) indemnify and hold harmless the Company and all other Holders against any losses, claims, damages or liabilities to which the Company or such other Holders may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection therewith and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Holder shall be required to undertake liability to any person under this Section 5(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Common Stock pursuant to such registration.

          (c) Promptly after receipt by an indemnified party under Sections 5(a) or 5(b) hereof written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 5, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Sections 5(a) or 5(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Such indemnifying party shall not enter into any settlement with a party without obtaining an unconditional release of each indemnified party with respect to any and all claims against each indemnified party. An indemnified party shall not

       11   EX-10.4

enter into any settlement without the consent of the indemnifying party which shall not be unreasonably withheld.

          (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 5(a) or 5(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5(d) were determined by pro rata allocation (even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Holder from the sale of any shares of Common Stock (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Common Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' and any underwriters' obligations in this Section 5(d) to contribute shall be several in proportion to the principal amount of Common Stock registered or underwritten, as the case may be, by them and not joint.

          (e) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder, agent and underwriter and each person, if any, who controls any Holder, agent or underwriter within the meaning of the

       12   EX-10.4

Act; and the obligations of the Holders and any underwriters contemplated by this Section 5 shall be in addition to any liability which the respective Holder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

          6. Underwritten Registrations. If any of the Restricted Shares covered by the Registration Statement are to be sold in an underwritten offering, the Company shall have the right to select the lead investment banker or lead manager that will administer the offering, subject to the consent of the Holders of a majority of such Restricted Shares included in such offering, which consent will not be unreasonably withheld, and the Holders of a majority of such Restricted Shares included in such offering will have the right to select one or more co-investment bankers or co-lead managers to administer the offering, subject to consent of the Company, which consent will not be unreasonably withheld.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Restricted Shares on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          7. Holdback Agreement. The Company agrees, if so requested by the managing underwriters of any underwritten offering, (i) not to effect any sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form) and (ii) to use its best efforts to cause each executive officer, director and any affiliate of the Company to agree not to effect any sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          8.   Miscellaneous.

          (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the Shares. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders whose Shares are being sold pursuant to the Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the Shares being sold by such Holders pursuant to the Registration Statement.

       13   EX-10.4

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery: (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 8(b), which, with respect to the Purchaser shall initially be: Silver Oak Capital, L.L.C., c/o Angelo, Gordon & Co., L.P., 245 Park Avenue, 26th Floor, New York, New York 10167, Attention: David Roberts (Telecopy: (212) 867-5436); and (ii) if to the Company: Riddell Sports Inc., 900 Third Avenue, New York, New York 10022 Attention: David Groelinger (Telecopy:
(212) 826-5006). All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered;
three business days after being delivered to a next-day air courier; when answered back, if faxed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

          (c) Successors And Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

          (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

          (e) Governing Law. This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such term, provision, covenant or restriction that may be hereafter declared invalid, illegal, void or unenforceable.

       14   EX-10.4


          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                              RIDDELL SPORTS INC.

                                        DAVID GROELINGER
                              By: ____________________________________
                                   Name: David Groelinger
                                   Title:   CFO & Executive V.P.

                              SILVER OAK CAPITAL, L.L.C.

                                        MICHEAL L. GORDON
                              By:  __________________________________
                                   Name: Micheal L. Gordon
                                   Title: